Exhibit 99.1

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT II, Inc. (the “Company”), made the following acquisitions since January 1, 2016:

Property Name	Date of Acquisition	Net Purchase Price
Domain Apartments	January 29, 2016	$58.1 million
Cottonwood Corporate Center	July 5, 2016	$139.2 million
Goodyear Crossing II	August 18, 2016	$56.2 million
Rookwood	January 6, 2017	$193.7 million
Montrose Student Residences	March 24, 2017	$40.6 million
Queen’s Court Student Residences	October 11, 2017	$65.3 million

The unaudited pro forma condensed consolidated statements of operations that follow assume that all 2016 and 2017 acquisitions described above occurred on January 1, 2016. Additionally, an unaudited pro forma condensed balance sheet is not presented because the Company’s 2016 and 2017 acquisitions, with the exception of Queen’s Court Student Residences, were already reflected in the Company’s condensed consolidated balance sheet as of September 30, 2017. However, there are no pro forma adjustments for the acquisition of the Queen’s Court Student Residences included in the unaudited pro forma consolidated financial statements since the financial statements relating to this recent acquisition are not currently required to be filed with the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods. The pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and the Company’s quarterly reports on Form 10-Q.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2017

	Nine Months Ended September 30, 2017	Adjustments for Rookwood Acquisition		Adjustments		Pro Forma
	(in thousands, except per share amounts)
Revenues:
Rental revenue	$42,951	$271	(a)	$693	(d)	$43,915
Other revenue	682	—		4	(d)	686
Total revenues	43,633	271		697		44,601
Expenses:
Property operating expenses	6,629	24	(a)	227	(d)	6,880
Real property taxes	7,614	101	(a)	—		7,715
Property management fees	727	3	(b)	20	(e)	750
Depreciation and amortization	22,108	135	(a)	519	(d)	22,762
Acquisition related expenses	2,641	—		(1,861)	(f)	780
Asset management and acquisition fees	8,890	—		(5,112)	(g)	3,778
General and administrative expenses	2,065	—		—		2,065
Total expenses	50,674	263		(6,207)		44,730
Income (loss) before other income (expenses)	(7,041)	8		6,904		(129)
Other income (expenses):
Gain (loss) on derivative instruments	(100)	—		—		(100)
Foreign currency gains (losses)	427	—		—		427
Interest expense	(6,861)	(61)	(c)	(555)	(h)	(7,477)
Interest income	62	—		—		62
Income (loss) before benefit (provision) for income taxes	(13,513)	(53)		6,349		(7,217)
Benefit (provision) for income taxes	614	—		—		614
Net income (loss)	(12,899)	(53)		6,349		(6,603)
Net (income) loss attributable to noncontrolling interests	(9)	—		—		(9)
Net income (loss) attributable to common stockholders	$(12,908)	$(53)		$6,349		$(6,612)
Basic and diluted income (loss) per common share	$(0.38)	$—		$—		$(0.19)
Weighted average number of common shares outstanding	34,326					34,326

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2017

(a)
To record the pro forma effect of the Company’s acquisition of Rookwood based on its historical results of operations assuming that the acquisition had occurred on January 1, 2016. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and in place lease assets and out of market lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)
To record the pro forma effect of the property management fee owed to an affiliate of Hines generally based on 3.0% of gross revenues, assuming that the acquisition of Rookwood had occurred on January 1, 2016.

(c)
To record the pro forma effect of interest expense assuming that the Company had borrowings of $56.0 million under the credit facility with Hines and the assumption of two existing secured mortgage facilities from a third party totaling $96.0 million related to the acquisition of Rookwood had been outstanding on January 1, 2016. The adjustment also includes the amortization of the fair value adjustment related to the assumed mortgages for Rookwood. The weighted average interest rate for all of the borrowings used to acquire Rookwood was 2.86% at the date of acquisition.

(d)
To record the pro forma effect of the Company’s acquisition of Montrose Student Residences based on its historical results of operations assuming that this acquisition had occurred on January 1, 2016. Depreciation and amortization were calculated based on the fair value of the investment property using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(e)
To record the pro forma effect of the property management fee owed to an affiliate of Hines with respect to Montrose Student Residences (2.44% of gross revenue), assuming that the acquisition had occurred on January 1, 2016.

(f)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company’s acquisitions.

(g)
To eliminate the effect of the non-recurring acquisition fees (2.25% of the net purchase price of each acquisition) recorded in relation to the Company’s acquisitions. In addition, these adjustments reflect the pro forma effect of the asset management fee (0.75% annually based on the purchase price or most recent appraised value) owed to an affiliate of Hines (net of waivers), assuming the Company’s 2016 and 2017 acquisitions had occurred on January 1, 2016.

(h)
To record the pro forma effect of interest expense assuming that the Company had approximately $24.4 million in permanent financing in place as of January 1, 2016 and borrowings of $7.0 million under the credit facility with Hines related to the acquisition of Montrose Student Residences. The weighted average interest rate for the borrowings used to acquire Montrose Student Residences was 2.00% as of the date of acquisition of the property.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Year Ended December 31, 2016	Adjustments for Rookwood Acquisition		Adjustments		Pro Forma
	(in thousands, except per share amounts)
Revenues:
Rental revenue	$23,667	$19,834	(a)	$14,149	(d)	$57,650
Other revenue	682	—		229	(d)	911
Total revenues	24,349	19,834		14,378		58,561
Expenses:
Property operating expenses	4,593	1,793	(a)	3,009	(d)	9,395
Real property taxes	1,648	7,381	(a)	1,313	(d)	10,342
Property management fees	438	189	(b)	351	(e)	978
Depreciation and amortization	15,372	9,883	(a)	10,821	(d)	36,076
Acquisition related expenses	1,855	—		(1,748)	(f)	107
Asset management and acquisition fees	6,645	—		(2,860)	(g)	3,785
General and administrative expenses	2,044	—		—		2,044
Total expenses	32,595	19,246		10,886		62,727
Income (loss) before other income (expenses)	(8,246)	588		3,492		(4,166)
Other income (expenses):
Gain (loss) on derivative instruments	(6)	—		—		(6)
Foreign currency gains (losses)	(4)	—		—		(4)
Interest expense	(3,154)	(4,792)	(c)	(4,124)	(h)	(12,070)
Interest income	69	—		1	(d)	70
Income (loss) before benefit (provision) for income taxes	(11,341)	(4,204)		(631)		(16,176)
Benefit (provision) for income taxes	—	—		—		—
Net income (loss)	(11,341)	(4,204)		(631)		(16,176)
Net (income) loss attributable to noncontrolling interests	(12)	—		—		(12)
Net income (loss) attributable to common stockholders	$(11,353)	$(4,204)		$(631)		$(16,188)
Basic and diluted income (loss) per common share	$(0.62)	$—		$—		$(0.89)
Weighted average number of common shares outstanding	18,191					18,191

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2016

(a)
To record the pro forma effect of the Company’s acquisition of Rookwood based on its historical results of operations assuming that the acquisition had occurred on January 1, 2016. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and in place lease assets and out of market lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)
To record the pro forma effect of the property management fee owed to an affiliate of Hines generally based on 3.0% of gross revenues, assuming that the acquisition of Rookwood had occurred on January 1, 2016.

(c)
To record the pro forma effect of interest expense assuming that the Company had borrowings of $56.0 million under the credit facility with Hines and the assumption of two existing secured mortgage facilities from a third party totaling $96.0 million related to the acquisition of Rookwood had been outstanding on January 1, 2016. The adjustment also includes the amortization of the fair value adjustment related to the assumed mortgages for Rookwood. The weighted average interest rate for all of the borrowings used to acquire Rookwood was 2.86% at the date of acquisition.

(d)
To record the pro forma effect of the Company’s acquisitions of the Domain Apartments, Cottonwood Corporate Center, Goodyear Crossing II, and Montrose Student Residences based on their historical results of operations assuming that these acquisitions had occurred on January 1, 2016. Depreciation and amortization were calculated based on the fair values of the investment properties using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which, with respect to the Montrose Student Residences, are preliminary and subject to change.

(e)
To record the pro forma effect of the property management fee owed to an affiliate of Hines with respect to the Domain Apartments (2.5% of gross revenue), Cottonwood Corporate Center (3.0% of gross revenue), Goodyear Crossing II (2.0% of gross revenue), and Montrose Student Residences (2.44% of gross revenue), assuming that the acquisitions had occurred on January 1, 2016.

(f)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company’s acquisitions.

(g)
To eliminate the effect of the non-recurring acquisition fees (2.25% of the net purchase price of each acquisition) recorded in relation to the Company’s acquisitions acquired prior to January 1, 2017. In addition, these adjustments reflect the pro forma effect of the asset management fee (0.75% annually based on the purchase price or most recent appraised value) owed to an affiliate of Hines (net of waivers), assuming the Company’s 2016 and 2017 acquisitions had occurred on January 1, 2016.

(h)
To record the pro forma effect of interest expense assuming that the Company had approximately $34.3 million in permanent financing in place as of January 1, 2016 related to the acquisition of the Domain Apartments, to record the pro forma effect of interest expense assuming that the Company had approximately $78.0 million in permanent financing in place as of January 1, 2016 and borrowings of $8.0 million under the credit facility with Hines related to the acquisition of Cottonwood Corporate Center, to record the pro forma effect of interest expense assuming that the Company had approximately $29.0 million in permanent financing in place as of January 1, 2016 and borrowings of $14.5 million under the credit facility with Hines related to the acquisition of Goodyear Crossing II, and to record the pro forma effect of interest expense assuming that the Company had approximately $24.4 million in permanent financing in place as of January 1, 2016 and borrowings of $7.0 million under the credit facility with Hines related to the acquisition of Montrose Student Residences. The weighted average interest rate for all of the borrowings used to acquire the Domain Apartments, Cottonwood Corporate Center, Goodyear Crossing II, and Montrose Student Residences were 2.03%, 2.91%, 2.73%, and 2.00%, respectively, as of the dates of acquisition of each property. If interest rates were to increase by 1/8th of a percent, interest expense would increase by approximately $244,000.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(1) Investment Properties Acquired After January 1, 2016

Domain Apartments

On January 29, 2016, the Company, through a wholly-owned subsidiary of its operating partnership, acquired the Domain Apartments, a multi-family community located in Henderson, Nevada near Las Vegas. The Domain Apartments consist of 308 units with an average unit size of 1,075 square feet located on a 15.5 acre site and is 96% leased. The net purchase price for the Domain Apartments was $58.1 million, exclusive of transaction costs and working capital reserves.

Cottonwood Corporate Center

On July 5, 2016, the Company, through a wholly-owned subsidiary of its operating partnership, acquired Cottonwood Corporate Center, a four-building, Class-A office project located in Cottonwood Heights, Utah, a submarket of Salt Lake City, Utah. Cottonwood Corporate Center consists of 490,030 square feet of net rentable area that is 94% leased. The net purchase price for Cottonwood Corporate Center was $139.2 million, exclusive of transaction costs and working capital reserves.

Goodyear Crossing II

On August 18, 2016, the Company, through a wholly-owned subsidiary of its operating partnership, acquired Goodyear Crossing II, a Class-A industrial warehouse located in Goodyear, Arizona, a submarket of Phoenix, Arizona. Goodyear Crossing II consists of 820,384 square feet of net rentable area that is 100% leased to Amazon.com. The net purchase price for Goodyear Crossing II was $56.2 million, exclusive of transaction costs and working capital reserves.

Rookwood

On January 6, 2017, the Company, through two wholly-owned subsidiaries of its operating partnership, acquired Rookwood Commons and Rookwood Pavilion, two contiguous shopping centers located in Cincinnati, Ohio (collectively referred to as “Rookwood”). Rookwood consists of 590,501 square feet that is, in the aggregate, 97% leased. The net purchase price for Rookwood was $193.7 million, exclusive of transaction costs and working capital reserves.

Montrose Student Residences

On March 24, 2017, the Company, through a wholly-owned subsidiary of its operating partnership, acquired the Montrose Student Residences, a Class-A student housing asset located in Dublin, Ireland. The Montrose Student Residences, originally developed as a hotel in 1964, was completely renovated between 2013 and 2015 and converted into student housing. The Montrose Student Residences consist of 210 beds and is 100% leased. The net purchase price for the Montrose Student Residences was $40.6 million, exclusive of transaction costs and working capital reserves.

Queen’s Court Student Residences

On October 11, 2017, the Company, through a wholly-owned subsidiary of its operating partnership, acquired the Queen’s Court Student Residences, a student housing property located in Reading, United Kingdom (“Queen’s Court”). Queen’s Court, originally built as an office building in 1985, was completely renovated in 2016 and converted into a student housing property. Queen’s Court consists of 395 beds and is 100% leased. The contract purchase price for Queen’s Court was $65.3 million, exclusive of transaction costs and working capital reserves.

The unaudited pro forma condensed consolidated statements of operations assume that all 2016 and 2017 acquisitions described above occurred on January 1, 2016. However, as described previously, there are no pro forma adjustments for the acquisition of the Queen’s Court Student Residences included in the unaudited pro forma consolidated financial statements since the financial statements relating to this recent acquisition are not currently required to be filed with the SEC.